UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
___________

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2010
___________

Northwest Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-24151	91-1574174
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

421 W. Riverside Avenue, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 456-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

(a)  On January 19, 2010, Northwest Bancorporation, Inc. (the “Company”), the bank holding company for Inland Northwest Bank (the “Bank”), amended Article II, Section 2 of the Company's Bylaws to provide that the Board of Directors shall have the authority to determine the eligibility and waive the eligibility requirements of any person for nomination or reelection to the Board of Directors.

In addition, the Board of Directors amended Article II, Section 11 of its Bylaws to create the position of Vice Chairman of the Company's board of directors and amended Article III to designate the Vice Chairman as the officer of the Company responsible for presiding at meetings of the Company's board of directors or shareholders, in the absence of the Chairman and to perform the duties of the Chairman during his inability to act.  The Bylaws of the Company previously did not provide for a Vice Chairman and the President of the Company was designated to serve as the officer responsible for presiding at meetings in the absence of the Chairman.  In the absence of the Chairman and the Vice Chairman, the President of the Company will continue to be authorized to preside at meetings of the Company's board of directors or shareholders.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Amended and Restated Bylaws of the Company attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01  Other Events.

On January 19, 2010, Board of Directors of the Company approved the recommendation of the Board's Nominating and Corporate Governance Committee to waive the age eligibility requirement contained in Article II, Section 2 of the Company's Bylaws with respect to the nomination or reelection of Frederick M. Schunter to the Board of Directors.  The waiver is effective immediately and will permit Mr. Schunter to be nominated and elected to the Board of Directors at the Company's 2010 annual meeting of shareholders.  Mr. Schunter has indicated that, if elected, he intends to serve only one more year of his next three year term.

Item 9.01  Financial Statements and Exhibits.

(d)  The following exhibit is being filed herewith:

Exhibit No.           Exhibit Description

   3.1                      Amended and Restated Bylaws of Northwest Bancorporation, Inc.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST BANCORPORATION, INC.
          (Registrant)

         January 25, 2010                                                          By:     /s/ Randall L. Fewel
               Date                                                                                         Randall L. Fewel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.           Exhibit Description

   3.1                      Amended and Restated Bylaws of Northwest Bancorporation, Inc.